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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    ---------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): JULY 30, 2003

                              WCI COMMUNITIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                   1-9186                  59-2857021
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)         Identification Number)

           24301 WALDEN CENTER DRIVE,
        BONITA SPRINGS, FLORIDA 34134                   34134
  (Address of Principal Executive Office)            (Zip Code)

       Registrant's telephone number, including area code: (239) 947-2600


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

CONTINGENT CONVERTIBLE SENIOR SUBORDINATED NOTES OFFERING

     WCI Communities, Inc. announced on July 30, 2003 that it planned to offer $125,000,000 Contingent Convertible Senior Subordinated Notes due 2023 in a private placement. WCI Communities, Inc. also granted the initial purchasers an option to increase the issue size by up to 32%. The Contingent Convertible Senior Subordinated Notes will be convertible into common stock of WCI Communities, Inc.

     On July 31, 2003, WCI Communities, Inc. announced the pricing of its offering of $125,000,000 principal amount of 4% Contingent Convertible Senior Subordinated Notes due 2023. The sale of the notes is expected to close on August 5, 2003. The notes are convertible at a conversion ratio of approximately
36.27 shares per $1,000 principal amount of the notes (equal to the initial conversion price of approximately $27.57 per share), subject to adjustment in certain circumstances.

     WCI Communities, Inc. may redeem all or some of the notes in cash under certain circumstances on or after August 11, 2006 or at any time under any circumstances after August 11, 2008. Holders may require WCI Communities, Inc. to repurchase the notes on August 5 of 2008, 2013 and 2018 or upon the occurrence of certain designated events at a repurchase price equal to the principal amount of the notes plus accrued and unpaid interest, if any, to the repurchase date.

     WCI Communities, Inc. intends to use the proceeds from the offering to repay a portion of its outstanding indebtedness.

     The Contingent Convertible Senior Subordinated Notes and the common stock of WCI Communities, Inc. issuable upon conversion of the Contingent Convertible Senior Subordinated Notes have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

Exhibit
Number       Title

99.1 Press Release relating to Contingent Convertible Senior Subordinated Notes Offering

99.2 Press Release relating to pricing of Contingent Convertible Senior Subordinated Notes Offering






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WCI COMMUNITIES, INC.



Date:  July 31, 2003                       By:      /s/ Vivien N. Hastings
                                             --------------------------------
                                             Name:    Vivien N. Hastings
                                             Title:   Senior Vice President